RELATED PARTY TRANSACTIONS	12 Months Ended
Jun. 30, 2015
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS

NOTE 11 - RELATED PARTY TRANSACTIONS

On February 5, 2014 the Company issued 50,000 shares of common stock to a shareholder as compensation for consulting services provided to the Company. Those shares were valued at the quoted market price for total $38,500 and recorded as expense.

On September 30, 2014, the Company entered into a line of credit with a company (“MNY”), which is partially owned by the Company’s CEO. Under the line of credit agreement, the Company will be able to borrow up to $300,000 with the rate of interest of 6.5% per annum. The maturity date of the credit line is September 30, 2017. The Company has the option to extend the maturity date for one year to September 30, 2018.

On January 31, 2015, the limit on the line of credit was increased to $500,000 with same interest rate and due date. As of June 30, 2015, outstanding balance under the line of credit was $388,000. The company also agreed to issue 200,000 shares of common stock to one of the owner of MNY to exchange for the increase of line of credit. These shares were value at the market value of $28,000 which was the fair market value at the grant date and recorded as shares to be issued since those share were issued in the subsequent period.

During the year ended June 30, 2015, the Company’s CEO advanced $20,740 to the Company. The amount is non-interest bearing and due on demand.